Investor Presentation

November 2006

Forward Looking and Confidential Information
Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although C&D Technologies, Inc.
believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, C&D Technologies, Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include, but are not limited to, general market conditions, commodity prices, particularly lead prices and the ability to successfully implement our productivity initiatives, including rationalizations, relocations or consolidations. Risks and uncertainties are further described in reports filed by C&D Technologies, Inc. with the US Securities and Exchange Commission.

Offering Summary

Issuer:

C&D Technologies (CHP)

Offering Type:

Convertible Senior

Unsecured Note

Offering Size:

$50 million

Form of Securities:

Rule 144A eligible, 4(2)

placement

Lockup:

90 days (Company, D&Os)

Registration Rights:

90 days – file, 180 days –

effective

Use of Proceeds:

To repay term loan

Placement Agent:

UBS Investment Bank

Management Team

Dr. Jeffrey Graves

President &
Chief Executive Officer

Ian Harvie

Vice President &
Chief Financial Officer

Joined the Company in December 2005

Prior experience:

Exide Technologies (2002-2005)

Interim CFO

Vice President — Controller

PriceWaterhouse Coopers (1994-2002)

Partner in Audit & Business
Advisory Services

Joined the Company in July 2005

Prior experience:

KEMET Corporation (2001-2005)

Chief Executive Officer

General Electric (1994-2001)

Several leadership positions in
Power Systems Division and
Corporate Research &
Development Center

Transaction Overview

Key Benefits to C&D

Stable capital structure with good liquidity

No near term debt maturities

Potential sale of PED will further strengthen balance sheet and focus

Pro Forma Capitalization

Sources and Uses

.5

52

Total Uses

2.5

Fees, Expenses and Other

50.0

Repay Term Loan

Uses

.5

52

Total Sources

50.0

Note

Convertible

Gross Proceeds from

2.5

ABL Revolver

Sources

($mm)

($mm)

7

/31/06

Pro Forma

For

Offering

Cash

21.6

21

.6

ABL Revolver

28.7

31.2

Term Loan

50.0

–

11/05 Convertible

75.0

75.0

Other Debt

5.7

5.7

New Convertible

–

50.0

Total Debt

15

9.4

161.9

Shareholders Equity

112.9

110.4

Total Capitalization

27

2

.

3

2

72.3

Investment Highlights

Leading market shares in key markets

#1 market position in the North American standby power market

#2 board mounted power supply manufacturer globally

Positive industry fundamentals

Powerful global manufacturing platform

Industry-leading technology and robust R&D capabilities

Diversified, world-class customer base

Significant upside from restructuring/cost improvement opportunities

Potential sale of PED will allow for renewed focus and growth for PSD

Convertible financing and potential sale of PED will  provide stable and flexible capital structure

New and experienced management team

Company Overview

C&D Technologies Today

Leading manufacturer and marketer of electrical storage and power conversion products

Products include:

Valve-regulated lead acid (“VRLA”) (sealed) batteries

Flooded lead acid batteries

Power electric equipment

Public company since 1987, with current market cap of $106 million1

LTM2 net sales of approximately $513 million

Operates in three segments:

Standby Power

Motive Power

Power Electronics

Notes:

1     Based on 11/7/2006 closing price of $4.14

2     LTM as of 7/31/06

C&D Technologies Segment and Geographic Breakdown

LTM Net Sales by Geography

LTM Net Sales by Segment

Standby
Power
52%

Motive
Power
11%

Power
Electronics
37%

United
States
68%

Other
32%

Source: Company 10K and 10-Qs

Note:      LTM as of 7/31/06

LTM Net Sales = $513 million

Leonard Kiely
VP and GM of Power Systems Division

10 years with SPS Technologies/Precision Castparts Corp.

Various operations leadership positions including President of their Precision Tool group

VP of Business Development

9 years with Raychem Corporation

Positions included Controller, Operations Manager and General Manager of Irish operations

C&D Management Team

Dr. Bill Bachrach
VP and GM, Power Electronics Division

Extensive experience in manufacturing of highly engineered products

Worked with Jeff Graves on strategic planning for KEMET

Founded InphoMatch

Worked for General Electric for over ten years.

James Dee
VP, General Counsel & Corporate Secretary

Formerly with Montgomery, McCracken, Walker & Rhoads

From 1997-2004, last served as Vice President, General Counsel and Corporate Secretary
at SPS Technologies

C&D Accomplishments

New management team has made significant strides to address key operating challenges within both its battery and power electronics segments

With a renewed focus on execution, customer satisfaction, quality and technology development, C&D is well positioned for growth and profitability

Reynosa plant migration

Batteries

Responses

New plant management

Quality focus/fix

Labor force retention

New leadership

Strategic turnaround plan developed and in process

Continue to push price increases

Hedging programs and contractual arrangements

Power Electronics

New divisional GM/Other management changes

Bolstered quality and logistics resources

Stabilization of revenue base

Focus on supply chain management

Acquisition integration

Motive Power performance

Lead costs and pricing

Key Challenges

Segment Overview

Power Systems Division
Standby Power

Standby Power– Overview

LTM1: $265.0 million net sales

Applications

Standby batteries & electronics

Wireline / fiber

Wireless cell sites / pager sites

Cable TV

Power generation / utilities

Uninterruptible Power Supply (“UPS”)

Key customers

AT&T, Cingular, Verizon, US
Cellular, Sprint, Qwest, Eaton,
Emerson, Schneider, Alpha

Products

Reserve batteries

Integrated reserve power systems

Power rectifiers / chargers

System monitors

Power boards and chargers

Representative Products

Battery Products

Power Systems

Note:

1   LTM as of 7/31/06

Standby Power– End Uses

Wireline Telecom

Wireless Telecom

Computer Backup

Critical
Communications

Nuclear

Utilities

Cable TV

Source: Company

1,200
1,000
800
600
400
200
0
880
915
990
1,045
1,100
2005[2]
2006[2]
2007[2]
2008[2]
2009[2]

16

North American Standby Power Market Size ($mm)

North American Standby Market

Competitive Split1,3

Other

18%

Enersys

20%

Exide

16%

E. Penn

12%

Crown

9%

C&D

25%

Tel
43%

Other

17%

20061,2 - $915 million

CAGR 5.7%

UPS
34%

Util. 6%

Source:    BCI, Frost & Sullivan, ITA, Management Estimates

Note:         1      Market size and share based on all sizes of lead acid batteries for the standby market including
                              <25Ahr

                    2      Calendar year

                    3      6 months ending 7/31/06

Standby Power Accomplishments and Focus

Launched highly profitable msEndur® product line

$25+ million run-rate revenue

Achieved continued growth in FY 2007 in international business

Successfully realigned distribution channels

New manufacturing facility under construction in China

Taken industry leadership position in driving pricing

New business wins

Leadership changes

Pricing

China plant relocation

Global sales growth through industry focus – utilities, oil & gas and emerging markets

Cost and quality improvements – low cost manufacturing, Lean and Six Sigma

Recent Accomplishments

Fiscal 2007 focus

Lead Price History

Historical Lead Price

Source:   London Metal Exchange

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

$0.70

$0.80

Oct-96

Jan-98

Apr-99

Jul-00

Oct-01

Jan-03

Apr-04

Jul-05

Nov-06

9/27/2006:

Announced 6% price

increase implementation

on all motive and standby

power products, effective

November 15, 2006

1/19/2006:

Announced price increase of

8% on all 10- and 20-year

battery products effective

with orders placed starting

March 1, 2006

9/28/2005:

Announced price increase

of 5% on all 10- and 20-year

battery products effective

with orders placed starting

January 1, 2006

11/15/2006:

The Company plans to

announce lead surcharge

300
250
200
150
100
50
0
$232.7
$245.8
$256.3
$265.0
FY04
FY05
FY06
LTM²

60
50
40
30
20
10
0
14%
12%
10%
8%
6%
4%
2%
0%
13.0%
7.6%
4.6%
4.0%
$30.3
$18.7
$11.7
$10.7
FY04
FY05
FY06
LTM²

19

Standby Power Division– Recent Performance

Historical Revenue ($mm)

Historical Operating Income ($mm) and Margin 1

Notes:

1      Excludes non-recurring charges in all periods

2      LTM as of 7/31/06

Power Systems Division
Motive Power

Motive Power Division – Overview

LTM1: $57.1 million net sales

Applications

Electric powered forklift trucks

Other material handling equipment

Automatic guided vehicles

Airline ground support vehicles

Key Customers

John Deere, Toyota, HEB, C&S
Wholesale, Safeway, US Cold Storage

Products

Motive power batteries

Chargers

Electronic monitoring modules

Computerized management systems

Geographic Focus on North America

Representative Products

Note:

1   LTM as of 7/31/06

800
700
600
500
400
300
200
100
0
545
600
640
680
725
2005
2006
2007
2008
2009

22

North American Motive Power Market Size ($mm)

North American Motive Market

Competitive Split2

Other

9%

Enersys

38%

Exide

18%

E. Penn

18%

Crown

9%

C&D

8%

Batteries
$600M

Charger

$100M

CAGR 7.4%

20061 - $700 million

Source:   BCI, Frost & Sullivan, ITA, Management Estimates

Note:         1     Calendar Year

                    2     Six months ending 7/31/06

Motive Power Accomplishments and Focus

New management team and improved workforce retention

Enhanced quality

Established Texas distribution center

Shed unprofitable business – replaced with new opportunities

Recent Accomplishments

Fiscal 2007 Focus

Closure of Huguenot, NY facility and transfer of production to Reynosa, Mexico completed in October 2006

Pricing

Investments to extend product offerings

Establishment of new/additional distribution center in Leola, PA

Continued focus on cost and quality

60
50
40
30
20
10
0
$53.1
$57.4
$54.8
$57.1
FY04
FY05
FY06
LTM²

0
(2)
(4)
(6)
(8)
(10)
(12)
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
-18%
-20%
($4.7)
($6.2)
($7.8)
($7.0)
(8.9%)
(10.8%)
(14.2%)
(12.3%)
FY04
FY05
FY06
LTM²

24

Motive Power Division– Recent Performance

Historical Revenue ($mm)

Historical Operating Income ($mm) and Margin1

Note:

1     Excludes non-recurring charges in all periods

2     LTM as of 7/31/06

The “New” C&D Cost Improvement Opportunity

Sourcing

Structure

Operations

Estimated Annual Savings of
$25–$30  million per year

Design

Power Electronics Division

BUSS Converters

Power Electronics – Overview

LTM1: $191.0 million net sales

Applications

Telecom

Office equipment

Networking equipment

Cable TV

Military

Key Customers

Cisco Systems, Sun Microsystems,
Huawei, HP, IBM, Xerox, Daktronics

Products

DC/DC converters (bricks)

Single In-Line Packages (“SIPs”)

Voltage Regulator Module (“VRMs”)

Power pods

AC/DC front ends

Representative Products

High Performance

DC/DC Converters

Point of Load

Converters

AC/DC Converters

Note:

1    LTM as of 7/31/06

Build to Print
13%
AC/DC
8%
Celab
7%
Data Acquisition
6%
Panel Meters
4%
Magnetics
1%
DC/DC
61%

Telecom
13%
Hybrids
6%
Military
5%
Other
5%
Panel Meters
4%
Office / Industrial / Test
67%

28

C&D TECHNOLOGIES

Power Electronics – Products and End Uses

FY06 Net Sales by Product Breakdown

FY06 Net Sales by End Market

                  Source: Company Estimates

FY06 Net Sales = $186 million

C&D Technologies
6%
Murata
5%
Delta Electronics
4%
Tyco
7%
Ericsson
4%
Power-One
4%
Emerson
Astec
Artesyn
8%
Vicor
4%
TDK / Lambda
3%
Other
55%

15,000
10,000
5,000
0
8,810
9,310
9,841
10,393
10,924
11,401
2004
2005
2006
2007
2008
2009

5,000
4,000
3,000
2,000
1,000
0
2,816
2,861
2,906
2,966
3,023
3,073
2004
2005
2006
2007
2008
2009

29

Power Electronics – Market Overview

                  Source: Micro-Tech Consultants, 2005

                                Emerson acquired Artesyn early 2006

                                Artesyn data combined with Emerson/Astec

                                Invensys sold its Lambda Division to TDK Corporation in 2005

CAGR 5.3%

CAGR 1.8%

Global Consumption of Merchant AC/DC
Switchers ($mm)

Global Merchant DC/DC Market
Total = $2.8 billion

Global Consumption of Merchant DC/DC
Converters ($mm)

Low to Medium
Power products

Serves Tier 2 and
Tier 3 OEMs

Well developed
channels to market

Medium Power
products

Long-established
international
presence

Broad customer
base

Complementary
product lines

High power
products

Access to Tier 1
OEMs

Premier engineering
/ technology
capabilities

Customized
Power products

Military market
focus

International
presence

Highly profitable

Celab

CPS

Power Electronics – Acquisitions

One-Stop

Power

Electronics

Solution

Legacy
PED

One-stop power
electronics solution
provider

Cross-selling
opportunities

Manufacturing
synergies

Broadened customer
base and expanded
geographic markets

Acquired 5/04

Acquired 6/04

Acquired 9/04

Power Electronics Accomplishments and Focus

Reversed post-acquisition trends with record revenue achievement in Q4 Fiscal 2006

Continued integration of acquisitions

New management team in place

Recent Accomplishments

Fiscal 2007 Focus

RoHS compliance conversion

Celestica separation and outsourcing to new contract manufacturers

Other supply chain infrastructure changes

Accelerating design lifecycle

Leverage technology expertise in AC/DC markets

Consolidate Portland facility into Toronto and Mansfield facilities

200
180
160
140
120
100
80
60
40
20
0
$39.1
$111.5
$186.3
$191.0
FY 04
FY 05
FY 06
LTM²

10
5
0
(5)
(10)
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
2.8%
$1.1
$3.0
2.7%
$0.2
0.1%
(1.1%)
($2.1)
FY04
FY05
FY06
LTM²

32

C&D TECHNOLOGIES

Power Electronics Division – Recent Performance

Historical Revenue ($mm)

Historical Operating Income ($mm) and Margin 1

Notes:

1       Excludes non-recurring charges in all periods

2       LTM as of 7/31/06

Exploring Strategic Alternatives for PED

C&D has decided to explore strategic alternatives for the Power Electronics business

PED operations have stabilized

PED now operates as a standalone entity from the battery business

No synergies between PED and PSD

To be announced in conjunction with convertible financing

Exploring Strategic Alternatives for PED (Cont’d)

Potential sale would allow focus on growing the core “energy storage” business

Great foundation: strong customer & brand position

Growing markets with high barriers to entry

Technology and service differentiation important, along with price competitiveness

Continue to implement low-cost manufacturing strategy

Improve synergies between standby and motive businesses

Leverage leading position in US to continue international expansion

Flexibility to invest in new technology and accelerate cost improvement actions

Financial Overview

$600.0
$400.0
$200.0
$0.0
$324.8
$414.7
$497.4
$513.1
FY 04
FY 05
FY 06
LTM[1]

$275.0
$250.0
$225.0
$200.0
$232.7
$245.8
$256.3
$265.0
FY 04
FY 05
FY 06
LTM[1]

$60.0
$56.0
$52.0
$48.0
$53.1
$57.4
$54.8
$57.1
FY 04
FY 05
FY 06
LTM[1]

$200.0
$150.0
$100.0
$50.0
$0.0
$39.1
$111.5
$186.3
$191.0
FY 04
FY 05
FY 06
LTM[1]

36

Financial Performance

Fiscal Years Ending January 31 ($mm)

Total Net Sales

Motive Power Net Sales

Standby Power Net Sales

Power Electronics Net Sales

Source:  Company 10-K and 10-Qs

Note:

1      LTM as of 7/31/06

$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$49.2
$40.3
$27.7
$23.3
FY 04
FY 05
FY 06
LTM²

$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$47.6
$36.1
$24.1
$22.4
FY 04
FY 05
FY 06
LTM²

$0.0
($5.0)
($10.0)
$(2.6)
$(4.4)
$(6.6)
$(6.0)
FY 04
FY 05
FY 06
LTM²

$15.0
$10.0
$5.0
$0.0
$4.2
$8.6
$10.2
$6.9
FY 04
FY 05
FY 06
LTM²

37

C&D TECHNOLOGIES

Financial Performance (Cont’d)

Fiscal Years Ending January 31 ($mm)1

Total Adjusted EBITDA

Motive Adjusted EBITDA

Standby Adjusted EBITDA

Power Electronics Adjusted EBITDA

Notes:

1        Excludes non-recurring charges in all periods

2        LTM as of 7/31/06

Source:  Company 10-K and 10-Qs

$40.0
$25.0
$10.0
($5.0)
$26.7
$15.4
$4.1
$1.6
FY 04
FY 05
FY 06
LTM²

$40.0
$30.0
$20.0
$10.0
$0.0
$30.3
$18.7
$11.7
$10.7
FY 04
FY 05
FY 06
LTM²

$0.0
($5.0)
($10.0)
$(4.7)
$(6.2)
$(7.8)
$(7.0)
FY 04
FY 05
FY 06
LTM²

$5.0
$0.0
($5.0)
$1.1
$3.0
$0.2
$(2.1)
FY 04
FY 05
FY 06
LTM²

38

Financial Performance (Cont’d)

Fiscal Years Ending January 31 ($mm)1

Total Operating Income

Motive Operating Income

Standby Operating Income

Power Electronics Operating Income

Notes:

1        Excludes non-recurring charges in all periods

2        LTM as of 7/31/06

Source:  Company 10-K and 10-Qs

Conclusion

Investment Highlights

Leading market shares in key markets

#1 market position in the North American standby power market

#2 board mounted power supply manufacturer globally

Positive industry fundamentals

Powerful global manufacturing platform

Industry-leading technology and robust R&D capabilities

Diversified, world-class customer base

Significant upside from restructuring/cost improvement opportunities

Potential sale of PED will allow for renewed focus and growth for PSD

Convertible financing and potential sale of PED will  provide stable and flexible capital structure

New and experienced management team

Appendix

Engineering Facilities
Manufacturing Facilities

42

C&D TECHNOLOGIES

Global Manufacturing and R&D Platform

14 Manufacturing Facilities and 10 Engineering Locations Around the World

Source:  Company 10-K and 10-Qs

Toronto, Canada

Portland, OR
(to be closed)

Tucson, AZ

Nogales, Mexico

Reynosa, Mexico

Mansfield, MA

Milton Keynes, UK

Bordon, UK

Shanghai, China

Guangzhou, China

Blue Bell, PA

Leola, PA

Dunlap, TN

Milwaukee, WI

Attica, IN

Conyers, GA

($mm)	Year Ended January 31, 2004	Year Ended January 31, 2005	Year Ended January 31, 2006	Six Months Ended July 31, 2005	Six Months Ended July 31, 2006	Twelve Months Ended July 31, 2006
Net (loss) income	14.9	(59.5)	(60.7)	(0.7)	(12.3)	(72.3)
Provision (benefit) for income taxes	8.8	(21.3)	12.4	(1.9)	2.4	16.7
Interest expense, net	1.3	5.0	10.5	4.3	6.4	12.6
Depreciation and amortization	22.5	24.9	23.6	11.9	10.0	21.7
EBITDA	47.5	(50.9)	(14.2)	13.6	6.5	(21.3)
EBITDA to Adjusted EBITDA Reconciliation:						
EBITDA	47.5	(50.9)	(14.2)	13.6	6.5	(21.3)
Other income (expense)	1.6	1.6	(0.0)	0.1	0.4	0.4
Minority interest	0.1	(0.0)	0.1	(0.2)	(0.3)	(0.1)
Reynosa rigging, transportation, severance	-	1.4	-	-	-	-
Impairments and environmental cleanup	-	13.5	(3.5)	-	-	(3.5)
Goodwill and intangible asset impairments	-	74.7	33.7	-	-	33.7
Fixed asset impairment	-	-	4.8	-	-	4.8
Severance / executive search fees	-	-	3.4	2.6	1.5	2.3
RoHS compliance	-	-	2.7	-	0.7	3.4
PED assimilation charges	-	-	0.8	-	-	0.8
Contract manufactures transition cost	-	-	-	-	1.6	1.6
Huguenot closure	-	-	-	-	1.2	1.2
Total Adjusted EBITDA	49.2	40.3	27.7	16.1	11.7	23.3

43

C&D TECHNOLOGIES

Adjusted EBITDA Reconciliation

Source:  Company

Adjusted Operating Income Reconciliation

Source:  Company

Year Ended January 31,

Twelve

Months

Ended July 31,

($

mm

)

2004

2005

2006

2006

Operating Income

26

.7

(74

.2

)

(37

.8

)

(42

.8

)

Adjustments:

Severance/executive search fees

-

-

3.4

2.3

RoHS compliance

-

-

2.7

3.4

PED assimilation

-

-

0.

8

0.

8

Fixed asset impairment

-

-

4.8

4.8

Contract manufacturers transition cost

-

-

-

1.6

Impairments and environmental cleanup

-

13.5

(3.5)

(3.5)

Reynosa rigging, transportation and severance

-

1.4

-

-

Huguenot closure

-

-

-

1.2

Goodwill

and intangible asset impairment

-

74.7

33.7

33.7

Adjusted Operating Income

26

.7

15

.4

4

.1

1

.6

Standby Power – Adjusted Operating Income and
EBITDA Reconciliation

Source:  Company

Year Ended January 31,

Twelve

Months

Ended July 31,

($mm

)

2004

2005

2006

2006

Operating Income

30.3

9.2

12.6

11.9

Adjustments:

Severance/

executive search fees

-

-

1.5

1.3

RoHS

c

ompliance

-

-

-

-

PED

a

ssimilation

-

-

-

-

Fixed

a

sset

i

mp

airment

-

-

-

-

Contract

manufacturers transition cost

-

-

-

-

Impairments and

environmental cleanup

-

8.9

(2.5)

(2.5)

Reynosa

rigging, transportation and severance

-

0.6

-

-

Huguenot

closure

-

-

-

-

Goodwill and

intangible asset impairment

-

-

-

-

Adjusted Operating Income

30.3

18.7

11.7

10.

7

Depreciation and amortization

17.3

17.4

12.4

11.7

Adjusted

EBITDA

47.6

36.1

24.1

22.4

Motive Power – Adjusted Operating Income and EBITDA
Reconciliation

Source:  Company

Year Ended January 31,

Twelve

Months

Ended July 31,

($mm

)

2004

2005

2006

2006

Operating Income

(4.7)

(11.7)

(9.9)

(10.0)

Adjustments:

Severance/

executive search fees

-

-

0.5

0.2

RoHS

c

ompliance

-

-

-

-

PED

a

ssimilation

-

-

-

-

Fixed

a

s

set

i

mpairment

-

-

2.6

2.6

Contract

manufacturers transition cost

-

-

-

-

Impairments and

environmental cleanup

-

4.6

(1.0)

(1.0)

Reynosa

rigging, transportation and severance

-

0.8

-

-

Huguenot

closure

-

-

-

1.2

Goodwill and

intangible asset imp

airment

-

-

-

-

Adjusted Operating Income

(4.7)

(6.2)

(7.8)

(7.0)

Depreciation and amortization

2.1

1.8

1.

2

1.0

Adjusted

EBITDA

(2.6)

(4.

4

)

(6.6)

(6.0)

Power Electronics Division– Adjusted Operating Income
and EBITDA Reconciliation

Source:  Company

Year Ended January 31,

Twelve

Months

Ended July 31,

($mm

)

2004

2005

2006

2006

Operating Income

1.1

(71.7)

(40.5)

(44.6)

Adjustments:

-

-

-

-

Severance/

executive search fees

-

-

1.4

0.8

RoHS

c

ompliance

-

-

2.7

3.4

PED

a

ssimilation

-

-

0.8

0.

8

Fixed

a

sset

i

mpairment

-

-

2.2

2.2

Contract

manufacturers transition cost

-

-

-

1.6

Impairments and

environmental cleanup

-

-

-

-

Reynosa

rigging, transportation and severance

-

-

-

-

Huguenot

closure

-

-

-

-

Goo

dwill and

intangible asset impairment

-

74.7

33.7

33.7

Adjusted Operating Income

1.1

3.0

0.2

(2.1)

Depreciation and amortization

3.

1

5.

6

10.1

9.0

Adjusted

EBITDA

4.

2

8.

6

10.2

6.9

Investor Presentation

November 2006